                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13G need be filed by each of the undersigned with respect to the ownership by each of the undersigned of shares of stock of Integrated Packaging Assembly Corporation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Canaan Capital Limited Partnership
By: Canaan Capital Management L. P.
    Its General Partner
By: Canaan Capital Partners L.P.
    Its General Partner

By:          *
    ---------------------------------
    General Partner

Canaan Capital Offshore Limited Partnership C. V.
By: Canaan Capital Management L. P.
    Its General Partner
By: Canaan Capital Partners L.P.
    Its General Partner

By:          *
    ---------------------------------
    General Partner


Canaan S.B.I.C., L.P.
By: Canaan S.B.I.C. Partners, L.P.

By: /s/ Gregory Kopchinsky
    ---------------------------------
    General Partner


Canaan S.B.I.C. Partners, L.P.

By: /s/ Gregory Kopchinsky
    ---------------------------------
    General Partner

Canaan Capital Management L. P.
By:     Canaan Capital Partners L.P.
        Its General Partner


By:          *
    ---------------------------------
    General Partner





                               Page 21 of 25 pages

Canaan Capital Offshore Management, N.V.

By:          *
    ---------------------------------
    Director

Canaan Capital Partners L.P.

By:          *
    ---------------------------------
    General Partner


                  *
-------------------------------------
Harry T. Rein


                  *
-------------------------------------
James J. Fitzpatrick


                  *
-------------------------------------
Stephen L. Green


                  *
-------------------------------------
Deepak Kamra


                  *
-------------------------------------
Gregory Kopchinsky


                  *
-------------------------------------
Robert J. Migliorino


                  *
-------------------------------------
Eric A. Young
                                              *By: /s/ Guy M. Russo
                                                   ----------------------------
                                                   Guy M. Russo
                                                   Attorney-in-Fact





--------------------------------------------------------------------------------
This Schedule 13G was executed by Guy M. Russo pursuant to Powers of Attorney a copy of which is filed herewith as Exhibit 2.




                               Page 22 of 25 pages